SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 24, 1996

                              STAT HEALTHCARE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        Delaware                      1-14386                   76-0496236
(STATE OR OTHER JURISDICTION        (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)

12450 Greenspoint Drive, Suite 1200, Houston, Texas                77060
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

Registrant's telephone number, including area code:          (713) 872-6900

                           New STAT Healthcare, Inc.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 1.     CHANGES OF CONTROL.
ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      On June 24, 1996, pursuant to the closing of the transactions (the "Exchange") contemplated by that certain Amended and Restated Agreement and Plan of Reorganization, dated as of March 15, 1996 (the "Reorganization Agreement"), by and among STAT Healthcare, Inc., a Delaware corporation named "New STAT Healthcare, Inc." prior the Exchange described below ("New STAT"), Old STAT, Inc., a Delaware corporation named "STAT Healthcare, Inc." prior to the Exchange ("Old STAT"), STAT Acquisition Corp., a Delaware corporation wholly owned by New STAT ("STAT Acquisition"), and the AmHealth Corporations and AmHealth Partnerships described below, (a) AmHealth Corporation, AmHealth Enterprises of the Valley, Inc. and AmHealth Ambulatory Services, Inc., each a Texas corporation (collectively, the "AmHealth Corporations"), were merged (the "AmHealth Merger") with and into New STAT, with New STAT as the surviving corporation, (b) all the general partners and limited partners (excluding limited partners representing a 25% interest in Brownsville Kidney Center, Ltd.) (the "AmHealth Partners") of AmHealth Kidney Centers of the Valley, Ltd., Weslaco Kidney Center, Ltd., Starr Dialysis Center, Ltd., Mission Kidney Center, Ltd., Brownsville Kidney Center, Ltd., AmHealth Medical Management, Ltd., Brownsville Hyperbaric Healthcare, Ltd., Southwestern Infusion Healthcare, Ltd. and AmHealth Ambulatory Healthcare, Ltd., each a Texas limited partnership (collectively, the "AmHealth Partnerships" and, together with the AmHealth Corporations, "AmHealth")), received shares of common stock of New STAT (the "New STAT Common Stock") in exchange for the outstanding general and limited partner interests in the AmHealth Partnerships held by such partners, and (c) Old STAT merged (the "Old STAT Merger") with STAT Acquisition, with Old STAT as the surviving corporation. The shareholders of the AmHealth Corporations (the "AmHealth Shareholders") and the AmHealth Partners collectively received a total of 11,200,000 shares of New STAT Common Stock, each of the 3,702,472 shares of common stock of Old STAT (the "Old STAT Common Stock") issued and outstanding immediately prior to the consummation of the Exchange was converted into one share of New STAT Common Stock, and each option and warrant to purchase shares of Old STAT Common Stock outstanding immediately prior to the consummation of the Exchange was converted into an option or warrant, respectively, to purchase shares of New STAT Common Stock on substantially the same terms and conditions. Upon consummation of the Exchange, (i) the participating AmHealth Shareholders and AmHealth Partners collectively received approximately 75% of the New STAT Common Stock outstanding immediately after the Exchange, (ii) the corporate name of New STAT was changed to "STAT Healthcare, Inc." and (iii) the corporate name of Old STAT was changed to "Old STAT, Inc."

      The total consideration paid in the Exchange was determined by arms' length negotiations among management of Old STAT, New STAT, the AmHealth Corporations and the AmHealth Partnerships.

      Russell D. Schneider, a member of the Board of Directors of Old STAT and New STAT and the holder of approximately 25.1% of the ownership interests in the AmHealth entities prior to the Exchange, received 2,826,922 shares of New STAT Common Stock (or 19.0% of the New STAT Common Stock outstanding immediately following the Exchange) upon consummation of the Exchange.

      As conditions to the Exchange, Mr. Schneider was elected Chairman of the Board of Directors and Chief Executive Officer of New STAT, Ruben A. Perez, a principal of AmHealth, was elected President -Healthcare Management and a director of New STAT, and David A. Perez was elected Senior Vice President of New STAT. Messrs. Schneider and R. Perez also entered into employment agreements with New STAT.

      Following the Exchange, Ned E. Chapman, New STAT's Chief Financial Officer, resigned from New STAT's Board of Directors and Mr. R. Perez was elected to fill the vacancy created by Mr. Chapman's resignation. The number of directors constituting the Board was increased to six persons, and Ann N. James, Ph.D. and David C. Colby, both of whom were designated by former affiliates of AmHealth pursuant to the Reorganization Agreement, were elected to fill the two newly created positions. The Reorganization Agreement further provides that representatives of Old STAT and former affiliates of AmHealth are entitled to jointly designate one additional director which, when named, will increase the membership of New STAT's Board of Directors to seven.

      The following table sets forth as of June 24, 1996 certain information with respect to stock ownership of (i) all persons known by New STAT to be beneficial owners of more than 5% of the outstanding shares of New STAT Common Stock; (ii) each director of New STAT; (iii) each executive officer of New STAT; and (iv) all directors and officers of New STAT as a group. All of such persons other than Messrs. Rice, Miranda and Chapman were AmHealth Partners or AmHealth Shareholders prior to the Exchange. Messrs. R. Perez and Schneider together owned approximately 59.6% of the combined equity interests in the AmHealth entities prior to the Exchange. Unless otherwise indicated, the beneficial owners have sole voting and investment power over the shares listed below:


                                                           NUMBER
                                                         OF SHARES    PERCENTAGE
     NAME                                                  OWNED        OWNED
     ----                                                ---------    ----------
William H. Rice, M.D.(1) ..........................        778,342(2)     5.2%
Victor M. Miranda, M.D.(1) ........................        778,342(2)     5.2
Ned E. Chapman(1) .................................         78,886         *
Russell D. Schneider(1) ...........................      2,826,922(3)    19.0
Ruben A. Perez(4) .................................      3,868,917       26.0
Daniel A. Perez(5) ................................      1,509,231       10.1
William Restrepo, M.D.(6) .........................      1,043,018        7.0
M. K. Razdan, M.D.(7) .............................      1,026,038        6.9
All officers and directors as a group (8) .........      9,840,640       66.0%
- --------------------

*    Indicates less than 1%.

(1) The address for Dr. Rice, Dr. Miranda, Mr. Chapman and Mr. Schneider is c/o STAT Healthcare, Inc., 12450 Greenspoint Drive, Suite 1200, Houston, Texas 77060.

(2) Represents a 50% ownership interest in STAT Physicians which owns 1,556,684 shares of New STAT Common Stock.

(3)  Includes 10,000 shares subject to presently exercisable options.

(4) The address for Mr. Perez is 8200 I.H. 10 West, Suite 209, San Antonio, Texas 78230.

(5)  The address for Mr. Perez is 1300 North 10th, Suite 220, McAllen, Texas
     78501.

(6) The address for Dr. Restrepo is 1801 South 5th Street, Suite 207, McAllen, Texas 78503.

(7) The address for Dr. Razdan is 222 East Ridge Road, Suite 116, McAllen, Texas 78503.

(8)  Six persons.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial statements of business acquired.

            (i) The following financial statements of Old STAT, together with the independent auditors' report, are filed as Exhibit 99.1 hereto:

                  (1)   Balance Sheet at March 31, 1996 (unaudited);

                  (2) Consolidated Statements of Income for the three months ended March 31, 1996 and 1995 (unaudited);

                  (3) Statements of Changes in Shareholders' Equity for the three months ended March 31, 1996 and 1995 (unaudited);

                  (4) Statements of Cash Flows for the three months ended March 31, 1996 and 1995 (unaudited);

                  (5)   Notes to Unaudited Financial Statements;

                  (6)   Independent Auditors' Report;

                  (7)   Balance Sheets at December  31, 1995 and 1994;

                  (8) Consolidated Statements of Income for the year ended December 31, 1995 and the period from July 29, 1994 (date of incorporation) through December 31, 1994;

                  (9) Statements of Changes in Shareholders' Equity for the year ended December 31, 1995 and the period from July 29, 1994 (date of incorporation) through December 31, 1994;

                  (10) Statements of Cash Flows for the year ended December 31, 1995 and the period from July 29, 1994 (date of incorporation) through December 31, 1994; and

                  (11)  Notes to Financial Statements.

            (ii) The following financial statements of South Texas Acute Trauma Physicians, P.A., together with the independent auditors' report, are filed as Exhibit 99.2 hereto:

                  (1)   Independent Auditors' Report;

                  (2)   Balance Sheet at August 31, 1994 and December 31, 1993;

                  (3) Statements of Income for the eight months ended August 31, 1994 and the year ended December 31, 1994;

                  (4) Statements of Changes in Shareholders' Equity for the eight months ended August 31, 1994 and the year ended December 31, 1994;

                  (5) Statements of Cash Flows for the eight months ended August 31, 1994 and the year ended December 31, 1994; and

                  (6)   Notes to Financial Statements.

            (iii) The following financial statements of AmHealth Corporation and its related healthcare entities, together with the independent auditors' reports, are filed as Exhibit 99.3 hereto:

                  (1)   Combined Balance Sheet at March 31, 1996 (unaudited);

                  (2) Combined Statements of Income for the three months ended March 31, 1996 and 1995 (unaudited);

                  (3) Combined Statements of Changes in Shareholders' Equity and Partners' Capital for the three months ended March 31, 1996 and 1995 (unaudited);

                  (4) Combined Statements of Cash Flows for the three months ended March 31, 1996 and 1995 (unaudited);

                  (5)   Notes to Unaudited Combined Financial Statements;

                  (6)   Independent Auditors' Report;

                  (7)   Independent Auditors' Report;

                  (8)   Combined Balance Sheet at December 31, 1995, 1994 and
                        1993;

                  (9) Combined Statements of Income for the years ended December 31, 1995, 1994 and 1993;

                  (10) Combined Statements of Changes in Shareholders' Equity and Partners' Capital for the years ended December 31, 1995, 1994 and 1993;

                  (11) Combined Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993; and

                  (12)  Notes to Combined Financial Statements.

            (b)   Pro forma financial information.

            The unaudited pro forma combined financial statements of New STAT as of and for the three months ended March 31, 1996 and the years ended December 31, 1995, 1994 and 1993, and the notes thereto, are filed as Exhibit 99.4 hereto.

      (c)   Exhibits.

            2.1 Amended and Restated Agreement and Plan of Reorganization, dated as of March 15, 1996, by and among New STAT Healthcare, Inc., STAT Healthcare, Inc., STAT Acquisition Corp. and the AmHealth Corporations and AmHealth Partnerships named therein (included as Appendix 1 to the Joint Proxy Statement/Prospectus dated May 22, 1996 (the "Joint Proxy Statement/Prospectus") of New STAT Healthcare, Inc., STAT Healthcare, Inc. and the AmHealth Corporations filed pursuant to Rule 424(b) under the Securities Act of 1933 on May 23, 1996 and incorporated herein by reference). (The schedules and exhibits which are referenced in the table of contents and elsewhere in the Reorganization Agreement are hereby incorporated by reference. Such schedules and exhibits which are not included in the Joint Proxy Statement/Prospectus have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.)

            2.2 Certificate of Merger relating to the AmHealth Merger, as filed on June 24, 1996 with the Secretary of State of the State of Delaware.

            2.3 Certificate of Merger relating to the Old STAT Merger, as filed on June 24, 1996 with the Secretary of State of the State of Delaware.

            2.4 Articles of Merger relating to the AmHealth Merger, as filed on June 24, 1996 with the Secretary of State of the State of Texas. (The exhibit which is referenced in the Articles of Merger is hereby incorporated by reference. Such exhibit has been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.)

            23.1  Consent of KPMG Peat Marwick LLP.

            23.2  Consent of Long, Chilton, Payte & Hardin LLP.

            99.1  Consolidated financial statements of Old STAT, as described in
                  Item 7(a)(i) of this Form 8-K (incorporated by reference to pages FS-2 to FS-19 of the Joint Proxy Statement/Prospectus).
            99.2 Financial statements of South Texas Acute Trauma Physicians, P.A., as described in Item 7(a)(ii) of this Form 8-K (incorporated by reference to pages FS-20 to FS- 28 of the Joint Proxy Statement/Prospectus).

            99.3 Combined financial statements of AmHealth Corporation and its related healthcare entities, as described in Item 7(a)(iii) of this Form 8-K (incorporated by reference to pages FS-29 to FS-47 of the Joint Proxy Statement/Prospectus).

            99.4 Unaudited pro forma combined financial statements of New STAT, as described in Item 7(b) of this Form 8-K (incorporated by reference to pages 53 to 61 of the Joint Proxy
                  Statement/Prospectus).

            99.5  Text of press release of Old STAT, dated November 7, 1995.

            99.6  Text of press release of Old STAT, dated December 22, 1995.

            99.7  Text of press release of Old STAT, dated May 29, 1996.

            99.8  Text of press release of New STAT, dated June 25, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 9, 1996                 STAT HEALTHCARE, INC. (formerly New STAT
                                                Healthcare, Inc.)

                                    By: /s/ NED E. CHAPMAN
                                            Ned E. Chapman
                                            Chief Financial Officer